SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2011

WILLOW CREEK ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52970	27-3231761
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

7251 W. Lake Mead Blvd., Suite 300 Las Vegas, Nevada 89128
(Address of principal executive offices)
(310) 600-8757
(Registrant’s Telephone Number)

Copy of all Communications to:

Carrillo, Huettel & Zouvas, LLP

3033 5th Avenue, Suite 400

San Diego, CA 92103

Telephone: 619.546.6100

Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Willow Creek Enterprises, Inc.

Form 8-K

Current Report

Item 1.01

Entry into a Material Definitive Agreement.

On January 11, 2011, Willow Creek Enterprises, Inc., a Delaware corporation, (the “Company”) accepted, per the terms of the Stock Purchase Agreement, $250,000 from Duke Holdings Ltd. in exchange for: i) 107,759 shares of the Company’s common stock priced at $2.32 per share, par value $0.001, and ii) a three (3) year warrant to purchase additional shares of the Company’s common stock priced at $2.40 per share, par value $0.001.

The above description of the Stock Purchase Agreement and Warrant is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein, and may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Stock Purchase Agreement and Warrant, this reference is made to such agreement and warrant, which are filed hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by this reference.

Item 3.02

Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Exemption From Registration. The shares of Common Stock referenced herein are intended to be issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Item 8.01

Other Events

On December 27, 2010, the Company authorized a 4-for-1 forward split of its issued and outstanding common shares, whereby every one old share of common stock was exchanged for four new shares of the Company's common stock. As a result, the issued and outstanding shares of common stock increased from 67,199,986 prior to the forward split to 268,799,944 following the forward split.  FINRA confirmed approval of the forward split, payable as a dividend to shareholders as of January 11, 2011, and the forward split became effective on January 14, 2011. The forward split shares are payable upon surrender of certificates to the Company's transfer agent.

Item 9.01

Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of Stock Purchase Agreement
10.2	Form of Warrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 19, 2011

Willow Creek Enterprises, Inc.

By: /s/ Terry Fields

Name: Terry Fields

Title:   CEO

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